SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 21, 2020

Date of Report (Date of Earliest Event Reported)

Salamander Innisbrook, LLC

 (Exact name of registrant as specified in its charter)

Florida	333-147447	26-0442888
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

36750 US Highway 19 North
Palm Harbor, FL	34684
(Address of principal executive offices)	(Zip Code)

(727) 942-2000

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 (the “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Salamander Innisbrook, LLC (the “Company”) with the Securities and Exchange Commission on October 9, 2020 to report a change in the Company’s certifying accountant. Amendment No. 1 amends the Form 8-K filed by the Company on October 9, 2020 to (i) file as Exhibit 16.1 thereto the letter from the Company’s former independent registered accounting referred to in the Form 8-K filed on October 9, 2020; and to correct the Date of Report (date of earliest event reported) on the cover page of the Form 8-K filed on October 9, 2020 to September 21, 2020 from October 9, 2020.

Item 9.01 – Exhibits

(d) Exhibits

16.1 Letter from Frazier & Deeter, LLC dated October 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Salamander Innisbrook, LLC

By:	/s/ Dale Pelletier
Dale Pelletier
Chief Financial Officer

Dated:  October 16, 2020